UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

Littelfuse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8755 West Higgins Road, Suite 500
Chicago, IL 60631

 (Address of principal executive offices)

Registrant’s telephone number, including area code:

(773) 628-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 31, 2013, the Company issued a press release announcing that it had closed on the previously-announced acquisition of Hamlin, Inc.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Littelfuse, Inc., dated May 31, 2013.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.

All statements included or incorporated by reference in this Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the impact of the acquisition on Littelfuse’s earnings and future sales of Hamlin, the strategic fit of Hamlin into Littelfuse’s business, and the potential benefits of the transaction. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference for Littelfuse in connection with the acquisition of Hamlin include, but are not limited to, unexpected variations in market growth and demand for sensor technology solutions and related technologies, the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues and charges resulting from purchase accounting adjustments or fair value measurements.

Littelfuse’s Annual Report on Form 10-K filed on February 27, 2013 and other Securities and Exchange Commission filings discuss other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC.
(Registrant)

Dated: May 31, 2013	/s/ Philip G. Franklin
Philip G. Franklin Vice President, Operations Support, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release of Littelfuse, Inc., dated May 31, 2013.